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                                                                                                 (Commission File Number): 001-09319


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                                                SECURITIES AND EXCHANGE COMMISSION
                                                      WASHINGTON, D.C. 20549
                                                     _________________________

                                                             FORM 8-K

                                                          CURRENT REPORT

                                              PURSUANT TO SECTION 13 OR 15(D) OF THE
                                                  SECURITIES EXCHANGE ACT OF 1934
                                                     _________________________

                                 Date of Report (Date of earliest event reported) : APRIL 2, 1998

          PATRIOT AMERICAN HOSPITALITY, INC.                                           WYNDHAM INTERNATIONAL, INC.
(Exact Name of Registrant  as Specified in its Charter)                  (Exact Name of Registrant as Specified in its Charter)
                       DELAWARE                                                                DELAWARE
            (State or Other Jurisdiction of                                         (State or Other Jurisdiction of
            Incorporation or Organization)                                          Incorporation or Organization)
                      94-0358820                                                              94-2878485
          (I.R.S. Employer Identification No.)                                    (I.R.S. Employer Identification No.)
                 1950 STEMMONS FREEWAY                                                   1950 STEMMONS FREEWAY
                       SUITE 6001                                                               SUITE 6001
                  DALLAS, TEXAS 75207                                                     DALLAS, TEXAS 75207
                     (214) 863-1000                                                          (214) 863-1000
      (Address, Including Zip Code, and Telephone                             (Address, Including Zip Code, and Telephone
            Number, Including Area Code, of                                        Number, Including Area Code, of
       Registrant's Principal Executive Offices)                              Registrant's Principal Executive Offices)

          ___________________________________                                    ___________________________________

                    PAUL A. NUSSBAUM                                                         JAMES D. CARREKER
   CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER                         CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
          PATRIOT AMERICAN HOSPITALITY, INC.                                            WYNDHAM INTERNATIONAL, INC.
                 1950 STEMMONS FREEWAY                                                     1950 STEMMONS FREEWAY
                        SUITE 6001                                                                SUITE 6001
                   DALLAS, TEXAS 75207                                                       DALLAS, TEXAS 75207
                      (214) 862-1000                                                            (214) 863-1000
        (Name, Address, Including Zip Code, and                                   (Name, Address, Including Zip Code, and
       Telephone Number, Including Zip Code, and                                 Telephone Number, Including Zip Code, and
                  of Agent for Service)                                                     of Agent for Service)

                                                   __________________________

                                                           copies to:

                                                     GILBERT G. MENNA, P.C.
                                                     KATHRYN I. MURTAGH, ESQ.
                                                   GOODWIN, PROCTER & HOAR  LLP
                                                         EXCHANGE PLACE
                                                BOSTON, MASSACHUSETTS  02109-2881
                                                         (617) 570-1000

                                                   __________________________
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ITEM 5.  OTHER EVENTS.

     On April 2, 1998, Patriot American Hospitality, Inc. ("Patriot") and Wyndham International, Inc. ("Wyndham International"), whose shares of common stock are paired and trade together as a single unit on the New York Stock Exchange, announced that the United States District Court for the District of Maryland denied a request by Marriott International, Inc. ("Marriott") for a temporary restraining order to block the proposed merger of Interstate Hotels Company ("Interstate") into Patriot and Wyndham International (the "Patriot-Interstate Merger"). For a more detailed discussion, reference is hereby made to the press release issued on April 2, 1998 attached hereto as Exhibit 99.1.

     Also on April 2, 1998, Patriot and Interstate announced that their respective shareholders voted overwhelmingly in favor of approving the proposed merger of Interstate into Patriot. The United States Court of Appeals for the Fourth Circuit instructed the parties not to close the merger before noon of April 2, 1998 to permit the appeals court to consider a request by Marriott for a temporary injunction pending expedited appeal of the District Court decision denying injunctive relief. For a more detailed discussion, reference is hereby made to the press release issued on April 2, 1998 attached hereto as Exhibit 99.2.

     On April 3, 1998, Patriot and Interstate jointly announced that a judge of the United States Court of Appeals for the Fourth Circuit has ordered the parties not to close the merger of Interstate with and into Patriot pending review by a three judge panel of the Fourth Circuit of an appeal brought by Marriott to the United States District Court's denial of Marriott's motion for injunctive relief. Marriott has filed an expedited appeal of this ruling to the Fourth Circuit and the judge's ruling was designed to allow a three judge panel of the Fourth Circuit an opportunity to hear the appeal. Both Patriot and Interstate have requested an immediate hearing of Marriott's appeal of the District Court's order and anticipate such a hearing will occur promptly. Both Patriot and Interstate remain committed to completing the merger as expeditiously as possible following the lifting of any legal constraints. For a more detailed discussion, reference is hereby made to the press release issued jointly by Patriot, Wyndham International and Interstate on April 3, 1998 attached hereto as Exhibit 99.3.

     On April 6, 1998, Patriot and Interstate announced that the Fourth Circuit Court of Appeals has scheduled a hearing for Wednesday, April 8, at 2:30 p.m. to hear an appeal by Marriott to the order of the United States District Court denying Marriott's motion for a preliminary injunction against the Patriot-Interstate Merger. Patriot and Interstate announced that they are prepared to complete the merger promptly, pending the outcome of this hearing. For a more detailed discussion, reference is hereby made to the press release issued on April 6, 1998 attached hereto as Exhibit 99.4.

     Also on April 6, 1998, Patriot announced the completion of its acquisition of all the issued and to-be-issued shares of Arcadian International, P.L.C., a leading hotel developer and operator based in the United Kingdom, for 60 pence per share. Including the exercise of all outstanding options, the assumption of debt and the acquisition of the remaining shares in the

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Malmaison Group, the total transaction is valued at # 179 million (U.S. $296 million). Patriot expects to acquire the remaining equity interests in the Arcadian hotels and the Malmaison brand through a separate transaction. For a more detailed discussion, reference is hereby made to the press release issued on April 6, 1998 attached hereto as Exhibit 99.5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit
     -------

          99.1  Press Release by Patriot American Hospitality, Inc.

          99.2  Press Release by Patriot American Hospitality, Inc.

          99.3  Press Release by Patriot American Hospitality, Inc.

          99.4  Press Release by Patriot American Hospitality, Inc.

          99.5  Press Release by Patriot American Hospitality, Inc.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.



                               PATRIOT AMERICAN HOSPITALITY, INC.


Dated: April 7, 1998           By: /s/ Lawrence S. Jones
                                   -------------------------------------
                                   Name: Lawrence S. Jones
                                   Title: Executive Vice President and Treasurer




                               WYNDHAM INTERNATIONAL, INC.


                               By: /s/ Lawrence S. Jones
                                   --------------------------------------
                                   Name: Lawrence S. Jones
                                   Title: Executive Vice President and Treasurer

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